Exhibit 10.17

PURCHASE AGREEMENT

This Purchase Agreement (the “Agreement”), dated as of the 31st day of July, 2015, by and among Assurance Funding Solutions, LLC, a Delaware limited liability company with an address at P.O. Box 771, New York, New York 10150 (the “Purchaser”), Partners Imaging Center of Charlotte, LLC (“Charlotte”), a Florida limited liability company with an address at 4161 Tamiami Trail, Suite 204, Port Charlotte, Florida 33952, Partners Imaging Center of Naples, LLC (“Naples”), a Florida limited liability company with an address at 730 Goodlette Road North, Suite 101, Naples, Florida 34102, Partners Imaging Center of Venice, LLC (“Venice”), a Florida limited liability company with an address at 842 Sunset Lake Boulevard, Suite 301, Venice, Florida 34292 (Charlotte, Naples and Venice are hereinafter collectively referred to as the “Sellers”), and Medical Imaging Corp., a Nevada corporation with an address at 848 N. Rainbow Boulevard, Suite 2949, Las Vegas, Nevada 89107 (the “Parent Company”; the Purchaser, the Sellers and the Parent Company are hereinafter collectively referred to as the “Parties”).

WITNESSETH

WHEREAS, the Purchaser has agreed to purchase from the Sellers, and the Sellers and the Parent Company have agreed to cause to be paid to the Purchaser payments which are due to the Sellers from insurance companies pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing recital, which shall be considered an integral part of this Agreement, in consideration of the representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt,  sufficiency and adequacy of which is hereby acknowledged:

IT IS AGREED:

1.

Recitals.

The Parties hereto adopt as a part of this Agreement the recital which is set forth in the WHEREAS clauses, and agree that such recital shall be binding upon the Parties hereto by way of contract and not merely by way of recital or inducement. Such WHEREAS clause is hereby confirmed and ratified as being true and accurate by each Party to this Agreement.

2.

Purchase and Conveyance of the Receivables.

A.

Simultaneously with the execution of this Agreement, the Purchaser shall pay to the Sellers and the Parent Company one two hundred thousand ($200,000) dollars (the “Purchase Price”) to purchase one two hundred and sixty thousand ($260,000) dollars of Receivables (hereinafter defined).

The Purchase Price shall be disbursed as follows:

(i)

Two hundred thousand ($200,000) dollars to be paid to the Sellers;

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B.

The Sellers and the Parent Company hereby sell, assign, and otherwise convey to the Purchaser, and the Purchaser hereby purchases, all right, title and interest of the Sellers in and to payments of $260,000,00 which are due to the Sellers from various insurance companies and which are required to be paid to the Purchaser (the “Receivables”).

C.

It is the intention of each of the Parties that the assignment contemplated by this Agreement shall constitute a sale of the Receivables by the Sellers to the Purchaser, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to the Receivables shall not be part of the Sellers’ or the Parent Company’s estate pursuant to Section 541 of the Bankruptcy Code in the event of the filing of a bankruptcy petition by or against the Sellers or the Parent Company under any bankruptcy or similar law.

3.

Closing Date.

The sale and purchase of the Receivables shall occur upon July 31, 2015 (the “Closing Date”).

4.

Payment.

A.

The Sellers shall pay to the Purchaser an aggregate of two hundred thousand ($200,000) dollars of the Receivables received from insurance companies. The Sellers and the Parent Company guarantee that the Purchaser shall receive thirteen thousand ($13,000) dollars per week from the Processor for twenty (20) weeks.

B.

Upon the Closing Date, the Sellers shall deliver to the Purchaser by Federal Express twenty (20) postdated checks, each in the amount of thirteen thousand ($13,000) dollars, dated and payable each Tuesday as follows:

(i)

August 25, 2015

(ii)

September 1, 2015

(iii)

September 8, 2015

(iv)

September 15, 2015

(v)

September 22, 2015

(vi)

September 29, 2015

(vii)

October 6, 2015

(viii)

October 13, 2015

(ix)

October 20, 2015

(x)

October 27, 2015

(xi)

November 3, 2015

(xii)

November 10, 2015

(xiii)

November 17, 2015

(xiv)

November 24, 2015

(xv)

December 1, 2015

(xvi)

December 8, 2015

(xvii)

December 15, 2015

(xviii)

December 22, 2015

(xix)

December 29, 2015

(xx)

January 5, 2016

5.

Default.

If, for any reason, one or more of the twenty (20) weekly checks is not paid upon timely presentment, the Sellers shall pay to the Purchaser a late fee of an additional one thousand ($1,000) dollars per business day until the payment evidenced by such check is made in full. Late payment, including all late fees, may be made via wire transfer.

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6.

The Sellers’  and the Parent  Company’s Representations,  Warranties and  Covenants.   Each Seller and the Parent Company, jointly and severally, represents, warrants and covenants that:

A.

Organization and Good Standing. Each Seller has been duly organized and is validly existing as a limited liability company in good standing pursuant to the laws of the State of Florida an the Parent Company has been duly organized and is validly existing as a corporation in good standing pursuant to the law of the State of Nevada, with power and authority to own their properties and to conduct their business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables to be assigned to the Purchaser.

B.

Due Qualification. Each Seller and the Parent Company is duly qualified to do business as a foreign limited liability company or foreign corporation, respectively, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of their property or the conduct of their business requires such qualification and where the failure to do so would materially and adversely affect each Seller’s and the Parent Company’s ability to assign the Receivables or to perform each Seller’s and the Parent Company’s obligations hereunder.

C.

Power and Authority. Each Seller and the Parent Company has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof. Each Seller and the Parent Company has full power and authority to sell and assign the Receivables to be  sold and assigned to the Purchaser hereunder and the execution, delivery and performance of this Agreement has been duly authorized by each Seller and the Parent Company.

D.

No Consent Required. Each Seller and the Parent Company is not required to obtain the consent of any other person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement.

E.

Right, Title and Interest in Receivables. Each Seller and the Parent Company represents it has not assigned, hypothecated or otherwise conveyed their right, title, and interest in  the Receivables to any person or entity other than the Purchaser.

F.

Valid Sale; Binding Obligations. This Agreement has been duly executed and delivered, shall affect a valid sale and assignment of the Receivables to the Purchaser, enforceable against each Seller and the Parent Company and creditors of, and purchasers from, each Seller and the Parent Company. This Agreement constitutes a legal, valid and binding obligation of each Seller and the Parent Company enforceable in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

G.

No Violation. The execution, delivery and performance by each Seller and the Parent Company of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of, any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of organization or operating agreement of each Seller and the Parent Company, or any indenture, agreement, mortgage, deed of trust or other instrument to which each Seller or the Parent Company is a party or by which they are bound or to which any of their properties are subject, or result in the creation or imposition of any lien upon any of their properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to each Seller and the Parent Company or their properties, of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over each Seller and the Parent Company or any of its properties.

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H.

No Proceedings. There are no proceedings or investigations pending or, to each Seller’s and the Parent Company’s knowledge, threatened against each Seller or the Parent Company, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over each Seller or the Parent Company or their properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by each Seller and the Parent Company of their obligations under, or the validity or enforceability of, this Agreement or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, or similar tax upon, the sale and assignment of the Receivables hereunder.

I.

Receivables. The Receivables are valid and due and owing, the Receivables have not previously been assigned and there are no defaults with respect to any of the Receivables.

J.

Receivable Payments. For the last two (2) months prior to the execution of this Agreement, the Sellers and the Parent Company have received an average of fifty thousand ($50,000) dollars each week from the various insurance companies for services provided by the Sellers and the Parent Company.

K.

True Sale. The Receivables are being assigned with the  intention of removing them from each Seller’s and the Parent Company’s estates pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

L.

Survival. The covenants, representations and warranties made by each Seller and the Parent Company in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein, it being agreed and understood that each of such covenants, representations and warranties is of the essence to this Agreement and the same shall be binding upon each Seller and the Parent Company and inure to the Purchaser and its heirs, successors and assigns.

7.

Purchaser’s Representations, Warranties and Covenants. The Purchaser represents, warrants and covenants that:

A.

Organization and Good Standing. The Purchaser has been duly organized and is validly existing and in good standing as a limited liability company pursuant to the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire the Receivables.

B.

Due Qualification. The Purchaser is duly qualified to do business as a foreign limited liability company, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification and where the failure to do so would materially and adversely affect the Purchaser’s ability to acquire the Receivables or to perform the Purchaser’s obligations hereunder.

C.

Power and Authority. The Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof. The Purchaser has full power and authority to acquire the Receivables to be sold and assigned to the Purchaser hereunder and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser.

D.

No Consent Required. The Purchaser is not required to obtain the consent of any other person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement.

E.

Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

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F.

No Violation. The execution, delivery and performance by the Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, or lapse of time) a default under, the articles of organization or operating agreement of the Purchaser, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation, applicable to the Purchaser or its properties, of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

G.

No Proceedings. There are no proceedings or investigations pending, or, to the Purchaser’s knowledge, threatened against the Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, or similar tax upon, the sale and assignment of the Receivables hereunder.

H.

Survival. The covenants, representations and warranties made by the Purchaser in or in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein, it being agreed and understood that each of such covenants, representations and warranties is of the essence to this Agreement and the same shall be binding upon the Purchaser and inure to the Sellers and their heirs, successors and assigns.

8.

Other Liens or Interests.

Except for the conveyances hereunder, the Sellers and the Parent Company shall not sell, pledge or assign to any other person, or grant, create, incur, assume or suffer to exist any lien on the Receivables or any interest therein and the Sellers and the Parent Company shall defend the right, title, and interest of the Purchaser in and to the Receivables and against all claims of third parties claiming through or under the Sellers or the Parent Company.

9.

Indemnification.

A.

The Purchaser shall be entitled to the rights of indemnification provided in this Article “9” of this Agreement, if, the Purchaser is or is threatened to be made, a party to any proceeding, other than a proceeding by or in the right of the Sellers and the Parent Company. Pursuant to this Article “9” of this Agreement, the Purchaser shall be indemnified against expenses, including, without limitation, amounts paid in an approved settlement, as well as any judgments, fines and penalties levied or awarded against the Purchaser in connection with such proceeding or any claim, issue or matter therein.

B.

Notwithstanding any other provision of this Agreement, to the extent that the Purchaser is a party to any proceeding, the Purchaser shall be indemnified against all expenses actually and reasonably incurred by the Purchaser or on the Purchaser’s behalf in connection therewith.

10.

Miscellaneous.

A.

Headings. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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B.

Enforceability. If any provision which is contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

C.

Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, postage prepaid or (ii) overnight delivery with confirmation of delivery as follows:

If to the Sellers:

Partners Imaging Center of Charlotte, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President Facsimile No.:

E-Mail: mitch@medimagingcorp.com

Partners Imaging Center of Naples, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President Facsimile No.:

E-Mail: mitch@medimagingcorp.com

Partners Imaging Center of Venice, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President Facsimile No.:

E-Mail: mitch@medimagingcorp.com

with a copy to:

Golenbock Eiseman Assor Bell & Peskoe

437 Madison Avenue - 40th Floor

New York, New York 10022

Attn: Andrew Hudders, Esq.

Facsimile No.:  (212) 754-0330

E-Mail: ahudders@golenbock.com

If to the Parent Company:

Medical Imaging Corp.

848 N. Rainbow Boulevard, Suite 2949

Las Vegas, Nevada 89107

Attn: Mitchell Geisler, CEO

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

with a copy to:

Golenbock Eiseman Assor Bell & Peskoe

437 Madison Avenue - 40th Floor

New York, New York 10022

Attn: Andrew Hudders, Esq.

Facsimile No.:  (212) 754-0330

E-Mail: ahudders@golenbock.com

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If to the Purchaser:

Assurance Funding Solutions, LLC

P.O. Box 771

New York, NY 10150

Facsimile No.:

E-mail address:

with a copy to:

Mintz & Fraade, P.C.

488 Madison Avenue, Suite 1100

New York, NY  10022

Attn: Frederick M. Mintz, Esq.

Facsimile No.: (212) 486-0701

E-mail address: FMM@mintzfraade.com

or in each case to such other address as shall have last been furnished by like notice. If all of the methods of notice set forth in this Paragraph “C” of this Article “10” of this Agreement are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be. Any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

D.

Governing Law; Disputes. In view of the fact that: (i) Each Seller is a limited liability company formed pursuant to the laws of the State of Florida; (ii) the Parent Company is a corporation formed pursuant to the laws of the state of Nevada (iii) the Purchaser is a limited liability company formed pursuant to the laws of the State of Delaware; and (iv) the Purchaser’s principal office is located in the State of New York, in order to avoid the question of which state law shall be applicable, the Parties agree that:

(i)

This Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law. (In addition, the Parties agree that pursuant to Section 5-1401 of the General Obligations Law of New York, if applicable, this Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law.)

(ii)

The parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of New York, County of New York, as properly having venue in any action or proceeding in relation to this Agreement. The Parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York, County of New York, any service of process may be effectuated upon any of them by certified mail, return receipt requested. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby knowingly, voluntarily and intentionally waive (to the extent permitted by applicable law) any right he, she or it may have to a trial by jury of any dispute arising under or relating to this Agreement and agree that any such dispute shall, at the option of any party, be tried before a judge sitting without a jury.

(iii)

The parties agree, further, that the prevailing party in any action between the parties shall be entitled to such costs and attorney’s fees, if any, in connection with such action.

E.

Construction. Each of the parties to this Agreement hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

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F.

Entire Agreement. This Agreement and all documents and instruments referred to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

G.

Third Party Beneficiaries. This Agreement and all documents and instruments referred to herein are not intended to confer upon any person (other than the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns) any legal or equitable right or remedy of any nature whatsoever pursuant to or by reason of this Agreement.

H.

Further Assurances. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

I.

Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

J.

Non-Waiver. Except as otherwise expressly provided in this Agreement, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

K.

Modifications. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, signed by all of the parties to this Agreement.

L.

Exhibits. All Exhibits annexed or attached to this Agreement are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

M.

Severability.  The provisions of this Agreement shall be deemed separable.  Therefore, if any part of this Agreement is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Agreement; provided, however, that if the part or parts which are void, invalid or unenforceable as aforesaid shall substantially impair the value of this whole Agreement to any party, that party may cancel, and terminate the Agreement by giving written notice to the other party.

N.

No Assignment. The parties hereby agree that the obligations under this Agreement shall not be transferred or assigned to any third parties without the prior written consent of each party to this Agreement.

O.

Facsimile and E-mail Signatures. Any signature which is delivered via facsimile or via E-mail in portable document format (“.pdf”) shall be deemed to be an original and have the same force and effect as if such facsimile or .pdf signature were the original thereof.

P.

Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Assurance Funding Solutions, LLC

By:

Name, Title

Partners Imaging Center of Charlotte, LLC

By:
Mitchell Geisler, President

Partners Imaging Center of Naples, LLC

By:
Mitchell Geisler, President

Partners Imaging Center of Venice, LLC

By:
Mitchell Geisler, President

Medical Imaging Corp.

By:
Mitchell Geisler, CEO

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PURCHASE AGREEMENT

This Purchase Agreement (the “Agreement”), dated as of the 28th day of May 2015, by and among Assurance Funding Solutions, LLC, a Delaware limited liability company with an address at P.O. Box 771, New York, New York 10150 (the “Purchaser”), Partners Imaging Center of Charlotte, LLC (“Charlotte”), a Florida limited liability company with an address at 4161 Tamiami Trail, Suite 204, Port Charlotte, Florida 33952, Partners Imaging Center of Naples, LLC (“Naples”), a Florida limited liability company with an address at 730 Goodlette Road North, Suite 101, Naples, Florida 34102, Partners Imaging Center of Venice, LLC (“Venice”), a Florida limited liability company with an address at 842 Sunset Lake Boulevard, Suite 301, Venice, Florida 34292 (Charlotte, Naples and Venice are hereinafter collectively referred to as the “Sellers”), and Medical Imaging Corp., a Nevada corporation with an address at 848 N. Rainbow Boulevard, Suite 2949, Las Vegas, Nevada 89107 (the “Parent Company”; the Purchaser, the Sellers and the Parent Company are hereinafter collectively referred to as the “Parties”).

WITNESSETH

WHEREAS, the Purchaser has agreed to purchase from the Sellers, and the Sellers and the Parent Company have agreed to cause to be paid to the Purchaser payments which are due to the Sellers from insurance companies pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing recital, which shall be considered an integral part of this Agreement, in consideration of the representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt,  sufficiency and adequacy of which is hereby acknowledged:

IT IS AGREED:

1.

Recitals.

The Parties hereto adopt as a part of this Agreement the recital which is set forth in the WHEREAS clauses, and agree that such recital shall be binding upon the Parties hereto by way of contract and not merely by way of recital or inducement. Such WHEREAS clause is hereby confirmed and ratified as being true and accurate by each Party to this Agreement.

2.

Purchase and Conveyance of the Receivables.

A.

Simultaneously with the execution of this Agreement, the Purchaser shall pay to the Sellers and the Parent Company one hundred and fifty thousand ($150,000) dollars (the “Purchase Price”) to purchase one hundred sixty eight thousand ($168,000) dollars of Receivables (hereinafter defined).

The Purchase Price shall be disbursed as follows:

(i)

One hundred fifty-five thousand ($150,000) dollars to be paid to the Sellers;

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B.

The Sellers and the Parent Company hereby sell, assign, and otherwise convey to the Purchaser, and the Purchaser hereby purchases, all right, title and interest of the Sellers in and to payments of $168,000,00 which are due to the Sellers from various insurance companies and which are required to be paid to the Purchaser (the “Receivables”).

C.

It is the intention of each of the Parties that the assignment contemplated by this Agreement shall constitute a sale of the Receivables by the Sellers to the Purchaser, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to the Receivables shall not be part of the Sellers’ or the Parent Company’s estate pursuant to Section 541 of the Bankruptcy Code in the event of the filing of a bankruptcy petition by or against the Sellers or the Parent Company under any bankruptcy or similar law.

3.

Closing Date.

The sale and purchase of the Receivables shall occur upon May 28th, 2015 (the “Closing Date”).

4.

Payment.

A.

The Sellers shall pay to the Purchaser an aggregate of one hundred sixty eight thousand ($168,000) dollars of the Receivables received from insurance companies. The Sellers and the Parent Company guarantee that the Purchaser shall receive twenty eight thousand ($28,000) dollars per week from the Processor for six (6) weeks.

B.

Upon the Closing Date, the Sellers shall deliver to the Purchaser by Federal Express six (6) postdated checks, each in the amount of twenty eight thousand ($28,000) dollars, dated and payable each Monday as follows:

(i)

July 14, 2015

(ii)

July 21, 2015

(iii)

June 28. 2015

(iv)

August 4, 2015

(v)

August 11, 2015

(vi)

August 18, 2015

5.

Default.

If, for any reason, one or more of the six (6) weekly checks is not paid upon timely presentment, the Sellers shall pay to the Purchaser a late fee of an additional one thousand ($1,000) dollars per business day until the payment evidenced by such check is made in full. Late payment, including all late fees, may be made via wire transfer.

6.

The Sellers’  and the Parent  Company’s Representations,  Warranties and  Covenants.   Each Seller and the Parent Company, jointly and severally, represents, warrants and covenants that:

A.

Organization and Good Standing. Each Seller has been duly organized and is validly existing as a limited liability company in good standing pursuant to the laws of the State of Florida and the Parent Company has been duly organized and is validly existing as a corporation in good standing pursuant to the law of the State of Nevada, with power and authority to own their properties and to conduct their business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables to be assigned to the Purchaser.

B.

Due Qualification. Each Seller and the Parent Company is duly qualified to do business as a foreign limited liability company or foreign corporation, respectively, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of their property or the conduct of their business requires such qualification and where the failure to do so would materially and adversely affect each Seller’s and the Parent Company’s ability to assign the Receivables or to perform each Seller’s and the Parent Company’s obligations hereunder.

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C.

Power and Authority. Each Seller and the Parent Company has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof. Each Seller and the Parent Company has full power and authority to sell and assign the Receivables to be  sold and assigned to the Purchaser hereunder and the execution, delivery and performance of this Agreement has been duly authorized by each Seller and the Parent Company.

D.

No Consent Required. Each Seller and the Parent Company is not required to obtain the consent of any other person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement.

E.

Right, Title and Interest in Receivables. Each Seller and the Parent Company represents it has not assigned, hypothecated or otherwise conveyed their right, title, and interest in  the Receivables to any person or entity other than the Purchaser.

F.

Valid Sale; Binding Obligations. This Agreement has been duly executed and delivered, shall affect a valid sale and assignment of the Receivables to the Purchaser, enforceable against each Seller and the Parent Company and creditors of, and purchasers from, each Seller and the Parent Company. This Agreement constitutes a legal, valid and binding obligation of each Seller and the Parent Company enforceable in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

G.

No Violation. The execution, delivery and performance by each Seller and the Parent Company of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of, any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of organization or operating agreement of each Seller and the Parent Company, or any indenture, agreement, mortgage, deed of trust or other instrument to which each Seller or the Parent Company is a party or by which they are bound or to which any of their properties are subject, or result in the creation or imposition of any lien upon any of their properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to each Seller and the Parent Company or their properties, of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over each Seller and the Parent Company or any of its properties.

H.

No Proceedings. There are no proceedings or investigations pending or, to each Seller’s and the Parent Company’s knowledge, threatened against each Seller or the Parent Company, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over each Seller or the Parent Company or their properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by each Seller and the Parent Company of their obligations under, or the validity or enforceability of, this Agreement or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, or similar tax upon, the sale and assignment of the Receivables hereunder.

I.

Receivables. The Receivables are valid and due and owing, the Receivables have not previously been assigned and there are no defaults with respect to any of the Receivables.

J.

Receivable Payments. For the last two (2) months prior to the execution of this Agreement, the Sellers and the Parent Company have received an average of fifty thousand ($50,000) dollars each week from the various insurance companies for services provided by the Sellers and the Parent Company.

K.

True Sale. The Receivables are being assigned with the  intention of removing them from each Seller’s and the Parent Company’s estates pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

3

L.

Survival. The covenants, representations and warranties made by each Seller and the Parent Company in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein, it being agreed and understood that each of such covenants, representations and warranties is of the essence to this Agreement and the same shall be binding upon each Seller and the Parent Company and inure to the Purchaser and its heirs, successors and assigns.

7.

Purchaser’s Representations, Warranties and Covenants. The Purchaser represents, warrants and covenants that:

A.

Organization and Good Standing. The Purchaser has been duly organized and is validly existing and in good standing as a limited liability company pursuant to the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire the Receivables.

B.

Due Qualification. The Purchaser is duly qualified to do business as a foreign limited liability company, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification and where the failure to do so would materially and adversely affect the Purchaser’s ability to acquire the Receivables or to perform the Purchaser’s obligations hereunder.

C.

Power and Authority. The Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof. The Purchaser has full power and authority to acquire the Receivables to be sold and assigned to the Purchaser hereunder and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser.

D.

No Consent Required. The Purchaser is not required to obtain the consent of any other person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement.

E.

Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

F.

No Violation. The execution, delivery and performance by the Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, or lapse of time) a default under, the articles of organization or operating agreement of the Purchaser, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation, applicable to the Purchaser or its properties, of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

G.

No Proceedings. There are no proceedings or investigations pending, or, to the Purchaser’s knowledge, threatened against the Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, or similar tax upon, the sale and assignment of the Receivables hereunder.

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H.

Survival. The covenants, representations and warranties made by the Purchaser in or in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein, it being agreed and understood that each of such covenants, representations and warranties is of the essence to this Agreement and the same shall be binding upon the Purchaser and inure to the Sellers and their heirs, successors and assigns.

8.

Other Liens or Interests.

Except for the conveyances hereunder, the Sellers and the Parent Company shall not sell, pledge or assign to any other person, or grant, create, incur, assume or suffer to exist any lien on the Receivables or any interest therein and the Sellers and the Parent Company shall defend the right, title, and interest of the Purchaser in and to the Receivables and against all claims of third parties claiming through or under the Sellers or the Parent Company.

9.

Indemnification.

A.

The Purchaser shall be entitled to the rights of indemnification provided in this Article “9” of this Agreement, if, the Purchaser is or is threatened to be made, a party to any proceeding, other than a proceeding by or in the right of the Sellers and the Parent Company. Pursuant to this Article “9” of this Agreement, the Purchaser shall be indemnified against expenses, including, without limitation, amounts paid in an approved settlement, as well as any judgments, fines and penalties levied or awarded against the Purchaser in connection with such proceeding or any claim, issue or matter therein.

B.

Notwithstanding any other provision of this Agreement, to the extent that the Purchaser is a party to any proceeding, the Purchaser shall be indemnified against all expenses actually and reasonably incurred by the Purchaser or on the Purchaser’s behalf in connection therewith.

10.

Miscellaneous.

A.

Headings. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

B.

Enforceability. If any provision which is contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

C.

Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, postage prepaid or (ii) overnight delivery with confirmation of delivery as follows:

If to the Sellers:

Partners Imaging Center of Charlotte, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

Partners Imaging Center of Naples, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

5

Partners Imaging Center of Venice, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

with a copy to:

Golenbock Eiseman Assor Bell & Peskoe

437 Madison Avenue - 40th Floor

New York, New York 10022

Attn: Andrew Hudders, Esq.

Facsimile No.:  (212) 754-0330

E-Mail: ahudders@golenbock.com

If to the Parent Company:

Medical Imaging Corp.

848 N. Rainbow Boulevard, Suite 2949

Las Vegas, Nevada 89107

Attn: Mitchell Geisler, CEO

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

with a copy to:

Golenbock Eiseman Assor Bell & Peskoe

437 Madison Avenue - 40th Floor

New York, New York 10022

Attn: Andrew Hudders, Esq.

Facsimile No.:  (212) 754-0330

E-Mail: ahudders@golenbock.com

If to the Purchaser:

Assurance Funding Solutions, LLC

P.O. Box 771

New York, NY 10150

Facsimile No.:

E-mail address:

with a copy to:

Mintz & Fraade, P.C.

488 Madison Avenue, Suite 1100

New York, NY  10022

Attn: Frederick M. Mintz, Esq.

Facsimile No.: (212) 486-0701

E-mail address: FMM@mintzfraade.com

or in each case to such other address as shall have last been furnished by like notice. If all of the methods of notice set forth in this Paragraph “C” of this Article “10” of this Agreement are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be. Any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

D.

Governing Law; Disputes. In view of the fact that: (i) Each Seller is a limited liability company formed pursuant to the laws of the State of Florida; (ii) the Parent Company is a corporation formed pursuant to the laws of the state of Nevada (iii) the Purchaser is a limited liability company formed pursuant to the laws of the State of Delaware; and (iv) the Purchaser’s principal office is located in the State of New York, in order to avoid the question of which state law shall be applicable, the Parties agree that:

6

(i)

This Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law. (In addition, the Parties agree that pursuant to Section 5-1401 of the General Obligations Law of New York, if applicable, this Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law.)

(ii)

The parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of New York, County of New York, as properly having venue in any action or proceeding in relation to this Agreement. The Parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York, County of New York, any service of process may be effectuated upon any of them by certified mail, return receipt requested. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby knowingly, voluntarily and intentionally waive (to the extent permitted by applicable law) any right he, she or it may have to a trial by jury of any dispute arising under or relating to this Agreement and agree that any such dispute shall, at the option of any party, be tried before a judge sitting without a jury.

(iii)

The parties agree, further, that the prevailing party in any action between the parties shall be entitled to such costs and attorney’s fees, if any, in connection with such action.

E.

Construction. Each of the parties to this Agreement hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

F.

Entire Agreement. This Agreement and all documents and instruments referred to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

G.

Third Party Beneficiaries. This Agreement and all documents and instruments referred to herein are not intended to confer upon any person (other than the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns) any legal or equitable right or remedy of any nature whatsoever pursuant to or by reason of this Agreement.

H.

Further Assurances. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

I.

Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

J.

Non-Waiver. Except as otherwise expressly provided in this Agreement, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

7

K.

Modifications. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, signed by all of the parties to this Agreement.

L.

Exhibits. All Exhibits annexed or attached to this Agreement are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

M.

Severability.  The provisions of this Agreement shall be deemed separable.  Therefore, if any part of this Agreement is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Agreement; provided, however, that if the part or parts which are void, invalid or unenforceable as aforesaid shall substantially impair the value of this whole Agreement to any party, that party may cancel, and terminate the Agreement by giving written notice to the other party.

N.

No Assignment. The parties hereby agree that the obligations under this Agreement shall not be transferred or assigned to any third parties without the prior written consent of each party to this Agreement.

O.

Facsimile and E-mail Signatures. Any signature which is delivered via facsimile or via E-mail in portable document format (“.pdf”) shall be deemed to be an original and have the same force and effect as if such facsimile or .pdf signature were the original thereof.

P.

Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Assurance Funding Solutions, LLC

By:

Name, Title

Partners Imaging Center of Charlotte, LLC

By:
Mitchell Geisler, President

Partners Imaging Center of Naples, LLC

By:
Mitchell Geisler, President

Partners Imaging Center of Venice, LLC

By:
Mitchell Geisler, President

Medical Imaging Corp.

By:
Mitchell Geisler, CEO

8

PURCHASE AGREEMENT

This Purchase Agreement (the “Agreement”), dated as of the 13th day of March 2015, by and among Assurance Funding Solutions, LLC, a Delaware limited liability company with an address at P.O. Box 771, New York, New York 10150 (the “Purchaser”), Partners Imaging Center of Charlotte, LLC (“Charlotte”), a Florida limited liability company with an address at 4161 Tamiami Trail, Suite 204, Port Charlotte, Florida 33952, Partners Imaging Center of Naples, LLC (“Naples”), a Florida limited liability company with an address at 730 Goodlette Road North, Suite 101, Naples, Florida 34102, Partners Imaging Center of Venice, LLC (“Venice”), a Florida limited liability company with an address at 842 Sunset Lake Boulevard, Suite 301, Venice, Florida 34292 (Charlotte, Naples and Venice are hereinafter collectively referred to as the “Sellers”), and Medical Imaging Corp., a Nevada corporation with an address at 848 N. Rainbow Boulevard, Suite 2949, Las Vegas, Nevada 89107 (the “Parent Company”; the Purchaser, the Sellers and the Parent Company are hereinafter collectively referred to as the “Parties”).

WITNESSETH

WHEREAS, the Purchaser has agreed to purchase from the Sellers, and the Sellers and the Parent Company have agreed to cause to be paid to the Purchaser payments which are due to the Sellers from insurance companies pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing recital, which shall be considered an integral part of this Agreement, in consideration of the representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt,  sufficiency and adequacy of which is hereby acknowledged:

IT IS AGREED:

1.

Recitals.

The Parties hereto adopt as a part of this Agreement the recital which is set forth in the WHEREAS clauses, and agree that such recital shall be binding upon the Parties hereto by way of contract and not merely by way of recital or inducement. Such WHEREAS clause is hereby confirmed and ratified as being true and accurate by each Party to this Agreement.

2.

Purchase and Conveyance of the Receivables.

A.

Simultaneously with the execution of this Agreement, the Purchaser shall pay to the Sellers and the Parent Company one hundred and fifty thousand ($150,000) dollars (the “Purchase Price”) to purchase one hundred sixty eight thousand ($168,000) dollars of Receivables (hereinafter defined).

The Purchase Price shall be disbursed as follows:

(i)

One hundred fifty-five thousand ($150,000) dollars to be paid to the Sellers;

1

B.

The Sellers and the Parent Company hereby sell, assign, and otherwise convey to the Purchaser, and the Purchaser hereby purchases, all right, title and interest of the Sellers in and to payments of $168,000,00 which are due to the Sellers from various insurance companies and which are required to be paid to the Purchaser (the “Receivables”).

C.

It is the intention of each of the Parties that the assignment contemplated by this Agreement shall constitute a sale of the Receivables by the Sellers to the Purchaser, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to the Receivables shall not be part of the Sellers’ or the Parent Company’s estate pursuant to Section 541 of the Bankruptcy Code in the event of the filing of a bankruptcy petition by or against the Sellers or the Parent Company under any bankruptcy or similar law.

3.

Closing Date.

The sale and purchase of the Receivables shall occur upon March 13, 2015 (the “Closing Date”).

4.

Payment.

A.

The Sellers shall pay to the Purchaser an aggregate of one hundred sixty eight thousand ($168,000) dollars of the Receivables received from insurance companies. The Sellers and the Parent Company guarantee that the Purchaser shall receive twenty eight thousand ($28,000) dollars per week from the Processor for six (6) weeks.

B.

Upon the Closing Date, the Sellers shall deliver to the Purchaser by Federal Express six (6) postdated checks, each in the amount of twenty eight thousand ($28,000) dollars, dated and payable each Monday as follows:

(i)

April 21, 2015

(ii)

April 28, 2015

(iii)

May 5. 2015

(iv)

May 12, 2015

(v)

May 19, 2015

(vi)

May 26, 2015

5.

Default.

If, for any reason, one or more of the six (6) weekly checks is not paid upon timely presentment, the Sellers shall pay to the Purchaser a late fee of an additional one thousand ($1,000) dollars per business day until the payment evidenced by such check is made in full. Late payment, including all late fees, may be made via wire transfer.

6.

The Sellers’  and the Parent  Company’s Representations,  Warranties and  Covenants.   Each Seller and the Parent Company, jointly and severally, represents, warrants and covenants that:

A.

Organization and Good Standing. Each Seller has been duly organized and is validly existing as a limited liability company in good standing pursuant to the laws of the State of Florida and the Parent Company has been duly organized and is validly existing as a corporation in good standing pursuant to the law of the State of Nevada, with power and authority to own their properties and to conduct their business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables to be assigned to the Purchaser.

B.

Due Qualification. Each Seller and the Parent Company is duly qualified to do business as a foreign limited liability company or foreign corporation, respectively, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of their property or the conduct of their business requires such qualification and where the failure to do so would materially and adversely affect each Seller’s and the Parent Company’s ability to assign the Receivables or to perform each Seller’s and the Parent Company’s obligations hereunder.

2

C.

Power and Authority. Each Seller and the Parent Company has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof. Each Seller and the Parent Company has full power and authority to sell and assign the Receivables to be  sold and assigned to the Purchaser hereunder and the execution, delivery and performance of this Agreement has been duly authorized by each Seller and the Parent Company.

D.

No Consent Required. Each Seller and the Parent Company is not required to obtain the consent of any other person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement.

E.

Right, Title and Interest in Receivables. Each Seller and the Parent Company represents it has not assigned, hypothecated or otherwise conveyed their right, title, and interest in  the Receivables to any person or entity other than the Purchaser.

F.

Valid Sale; Binding Obligations. This Agreement has been duly executed and delivered, shall affect a valid sale and assignment of the Receivables to the Purchaser, enforceable against each Seller and the Parent Company and creditors of, and purchasers from, each Seller and the Parent Company. This Agreement constitutes a legal, valid and binding obligation of each Seller and the Parent Company enforceable in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

G.

No Violation. The execution, delivery and performance by each Seller and the Parent Company of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of, any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of organization or operating agreement of each Seller and the Parent Company, or any indenture, agreement, mortgage, deed of trust or other instrument to which each Seller or the Parent Company is a party or by which they are bound or to which any of their properties are subject, or result in the creation or imposition of any lien upon any of their properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to each Seller and the Parent Company or their properties, of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over each Seller and the Parent Company or any of its properties.

H.

No Proceedings. There are no proceedings or investigations pending or, to each Seller’s and the Parent Company’s knowledge, threatened against each Seller or the Parent Company, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over each Seller or the Parent Company or their properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by each Seller and the Parent Company of their obligations under, or the validity or enforceability of, this Agreement or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, or similar tax upon, the sale and assignment of the Receivables hereunder.

I.

Receivables. The Receivables are valid and due and owing, the Receivables have not previously been assigned and there are no defaults with respect to any of the Receivables.

J.

Receivable Payments. For the last two (2) months prior to the execution of this Agreement, the Sellers and the Parent Company have received an average of fifty thousand ($50,000) dollars each week from the various insurance companies for services provided by the Sellers and the Parent Company.

K.

True Sale. The Receivables are being assigned with the intention of removing them from each Seller’s and the Parent Company’s estates pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

3

L.

Survival. The covenants, representations and warranties made by each Seller and the Parent Company in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein, it being agreed and understood that each of such covenants, representations and warranties is of the essence to this Agreement and the same shall be binding upon each Seller and the Parent Company and inure to the Purchaser and its heirs, successors and assigns.

7.

Purchaser’s Representations, Warranties and Covenants. The Purchaser represents, warrants and covenants that:

A.

Organization and Good Standing. The Purchaser has been duly organized and is validly existing and in good standing as a limited liability company pursuant to the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire the Receivables.

B.

Due Qualification. The Purchaser is duly qualified to do business as a foreign limited liability company, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification and where the failure to do so would materially and adversely affect the Purchaser’s ability to acquire the Receivables or to perform the Purchaser’s obligations hereunder.

C.

Power and Authority. The Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof. The Purchaser has full power and authority to acquire the Receivables to be sold and assigned to the Purchaser hereunder and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser.

D.

No Consent Required. The Purchaser is not required to obtain the consent of any other person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement.

E.

Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

F.

No Violation. The execution, delivery and performance by the Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, or lapse of time) a default under, the articles of organization or operating agreement of the Purchaser, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation, applicable to the Purchaser or its properties, of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

G.

No Proceedings. There are no proceedings or investigations pending, or, to the Purchaser’s knowledge, threatened against the Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, or similar tax upon, the sale and assignment of the Receivables hereunder.

4

H.

Survival. The covenants, representations and warranties made by the Purchaser in or in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein, it being agreed and understood that each of such covenants, representations and warranties is of the essence to this Agreement and the same shall be binding upon the Purchaser and inure to the Sellers and their heirs, successors and assigns.

8.

Other Liens or Interests.

Except for the conveyances hereunder, the Sellers and the Parent Company shall not sell, pledge or assign to any other person, or grant, create, incur, assume or suffer to exist any lien on the Receivables or any interest therein and the Sellers and the Parent Company shall defend the right, title, and interest of the Purchaser in and to the Receivables and against all claims of third parties claiming through or under the Sellers or the Parent Company.

9.

Indemnification.

A.

The Purchaser shall be entitled to the rights of indemnification provided in this Article “9” of this Agreement, if, the Purchaser is or is threatened to be made, a party to any proceeding, other than a proceeding by or in the right of the Sellers and the Parent Company. Pursuant to this Article “9” of this Agreement, the Purchaser shall be indemnified against expenses, including, without limitation, amounts paid in an approved settlement, as well as any judgments, fines and penalties levied or awarded against the Purchaser in connection with such proceeding or any claim, issue or matter therein.

B.

Notwithstanding any other provision of this Agreement, to the extent that the Purchaser is a party to any proceeding, the Purchaser shall be indemnified against all expenses actually and reasonably incurred by the Purchaser or on the Purchaser’s behalf in connection therewith.

10.

Miscellaneous.

A.

Headings. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

B.

Enforceability. If any provision which is contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

C.

Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, postage prepaid or (ii) overnight delivery with confirmation of delivery as follows:

If to the Sellers:

Partners Imaging Center of Charlotte, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

5

Partners Imaging Center of Naples, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

Partners Imaging Center of Venice, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

with a copy to:

Golenbock Eiseman Assor Bell & Peskoe

437 Madison Avenue - 40th Floor

New York, New York 10022

Attn: Andrew Hudders, Esq.

Facsimile No.:  (212) 754-0330

E-Mail: ahudders@golenbock.com

If to the Parent Company:

Medical Imaging Corp.

848 N. Rainbow Boulevard, Suite 2949

Las Vegas, Nevada 89107

Attn: Mitchell Geisler, CEO

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

with a copy to:

Golenbock Eiseman Assor Bell & Peskoe

437 Madison Avenue - 40th Floor

New York, New York 10022

Attn: Andrew Hudders, Esq.

Facsimile No.:  (212) 754-0330

E-Mail: ahudders@golenbock.com

If to the Purchaser:

Assurance Funding Solutions, LLC

P.O. Box 771

New York, NY 10150

Facsimile No.:

E-mail address:

with a copy to:

Mintz & Fraade, P.C.

488 Madison Avenue, Suite 1100

New York, NY  10022

Attn: Frederick M. Mintz, Esq.

Facsimile No.: (212) 486-0701

E-mail address: FMM@mintzfraade.com

or in each case to such other address as shall have last been furnished by like notice. If all of the methods of notice set forth in this Paragraph “C” of this Article “10” of this Agreement are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be. Any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

6

D.

Governing Law; Disputes. In view of the fact that: (i) Each Seller is a limited liability company formed pursuant to the laws of the State of Florida; (ii) the Parent Company is a corporation formed pursuant to the laws of the state of Nevada (iii) the Purchaser is a limited liability company formed pursuant to the laws of the State of Delaware; and (iv) the Purchaser’s principal office is located in the State of New York, in order to avoid the question of which state law shall be applicable, the Parties agree that:

(i)

This Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law. (In addition, the Parties agree that pursuant to Section 5-1401 of the General Obligations Law of New York, if applicable, this Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law.)

(ii)

The parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of New York, County of New York, as properly having venue in any action or proceeding in relation to this Agreement. The Parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York, County of New York, any service of process may be effectuated upon any of them by certified mail, return receipt requested. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby knowingly, voluntarily and intentionally waive (to the extent permitted by applicable law) any right he, she or it may have to a trial by jury of any dispute arising under or relating to this Agreement and agree that any such dispute shall, at the option of any party, be tried before a judge sitting without a jury.

(iii)

The parties agree, further, that the prevailing party in any action between the parties shall be entitled to such costs and attorney’s fees, if any, in connection with such action.

E.

Construction. Each of the parties to this Agreement hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

F.

Entire Agreement. This Agreement and all documents and instruments referred to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

G.

Third Party Beneficiaries. This Agreement and all documents and instruments referred to herein are not intended to confer upon any person (other than the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns) any legal  or equitable right or remedy of any nature whatsoever pursuant to or by reason of this Agreement.

H.

Further Assurances. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

I.

Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

7

J.

Non-Waiver. Except as otherwise expressly provided in this Agreement, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

K.

Modifications. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, signed by all of the parties to this Agreement.

L.

Exhibits. All Exhibits annexed or attached to this Agreement are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

M.

Severability.  The provisions of this Agreement shall be deemed separable.  Therefore, if any part of this Agreement is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Agreement; provided, however, that if the part or parts which are void, invalid or unenforceable as aforesaid shall substantially impair the value of this whole Agreement to any party, that party may cancel, and terminate the Agreement by giving written notice to the other party.

N.

No Assignment. The parties hereby agree that the obligations under this Agreement shall not be transferred or assigned to any third parties without the prior written consent of each party to this Agreement.

O.

Facsimile and E-mail Signatures. Any signature which is delivered via facsimile or via E-mail in portable document format (“.pdf”) shall be deemed to be an original and have the same force and effect as if such facsimile or .pdf signature were the original thereof.

P.

Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Assurance Funding Solutions, LLC

By:

Name, Title

Partners Imaging Center of Charlotte, LLC

By:
Mitchell Geisler, President

8

Partners Imaging Center of Naples, LLC

By:
Mitchell Geisler, President

Partners Imaging Center of Venice, LLC

By:
Mitchell Geisler, President

Medical Imaging Corp.

By:
Mitchell Geisler, CEO

9

PURCHASE AGREEMENT

This Purchase Agreement (the “Agreement”), dated as of the 21st day of December 2015, by and among Assurance Funding Solutions, LLC, a Delaware limited liability company with an address at P.O. Box 771, New York, New York 10150 (the “Purchaser”), Partners Imaging Center of Charlotte, LLC (“Charlotte”), a Florida limited liability company with an address at 4161 Tamiami Trail, Suite 204, Port Charlotte, Florida 33952, Partners Imaging Center of Naples, LLC (“Naples”), a Florida limited liability company with an address at 730 Goodlette Road North, Suite 101, Naples, Florida 34102, Partners Imaging Center of Venice, LLC (“Venice”), a Florida limited liability company with an address at 842 Sunset Lake Boulevard, Suite 301, Venice, Florida 34292 (Charlotte, Naples and Venice are hereinafter collectively referred to as the “Sellers”), and Medical Imaging Corp., a Nevada corporation with an address at 848 N. Rainbow Boulevard, Suite 2949, Las Vegas, Nevada 89107 (the “Parent Company”; the Purchaser, the Sellers and the Parent Company are hereinafter collectively referred to as the “Parties”).

WITNESSETH

WHEREAS, the Purchaser has agreed to purchase from the Sellers, and the Sellers and the Parent Company have agreed to cause to be paid to the Purchaser payments which are due to the Sellers from insurance companies pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing recital, which shall be considered an integral part of this Agreement, in consideration of the representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt,  sufficiency and adequacy of which is hereby acknowledged:

IT IS AGREED:

1.

Recitals.

The Parties hereto adopt as a part of this Agreement the recital which is set forth in the WHEREAS clauses, and agree that such recital shall be binding upon the Parties hereto by way of contract and not merely by way of recital or inducement. Such WHEREAS clause is hereby confirmed and ratified as being true and accurate by each Party to this Agreement.

2.

Purchase and Conveyance of the Receivables.

A.

Simultaneously with the execution of this Agreement, the Purchaser shall pay to the Sellers and the Parent Company one hundred thousand ($100,000) dollars (the “Purchase Price”) to purchase one hundred and thirty thousand ($130,000) dollars of Receivables (hereinafter defined).

The Purchase Price shall be disbursed as follows:

(i)

One hundred thousand ($100,000) dollars to be paid to the Sellers;

1

B.

The Sellers and the Parent Company hereby sell, assign, and otherwise convey to the Purchaser, and the Purchaser hereby purchases, all right, title and interest of the Sellers in and to payments of $130,000,00 which are due to the Sellers from various insurance companies and which are required to be paid to the Purchaser (the “Receivables”).

C.

It is the intention of each of the Parties that the assignment contemplated by this Agreement shall constitute a sale of the Receivables by the Sellers to the Purchaser, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to the Receivables shall not be part of the Sellers’ or the Parent Company’s estate pursuant to Section 541 of the Bankruptcy Code in the event of the filing of a bankruptcy petition by or against the Sellers or the Parent Company under any bankruptcy or similar law.

3.

Closing Date.

The sale and purchase of the Receivables shall occur upon December 22nd, 2015 (the “Closing Date”).

4.

Payment.

A.

The Sellers shall pay to the Purchaser an aggregate of one hundred thousand ($100,000) dollars of the Receivables received from insurance companies. The Sellers and the Parent Company guarantee that the Purchaser shall receive thirteen thousand ($13,000) dollars per week from the Processor for ten (10) weeks.

B.

Upon the Closing Date, the Sellers shall deliver to the Purchaser by Federal Express ten (10) postdated checks, each in the amount of thirteen thousand ($13,000) dollars, dated and payable each Tuesday as follows:

(i)

April 12, 2016

(ii)

April 18, 2016

(iii)

April 26, 2016

(iv)

May 03, 2016

(v)

May 10, 2016

(vi)

May 17, 2016

(vii)

May 24, 2016

(viii)

May 31, 2016

(ix)

June 07, 2016

(x)

June 14, 2016

5.

Default.

If, for any reason, one or more of the thirteen (13) weekly checks is not paid upon timely presentment, the Sellers shall pay to the Purchaser a late fee of an additional one thousand ($1,000) dollars per business day until the payment evidenced by such check is made in full. Late payment, including all late fees, may be made via wire transfer.

6.

The Sellers’  and the Parent  Company’s Representations,  Warranties and  Covenants.   Each Seller and the Parent Company, jointly and severally, represents, warrants and covenants that:

A,

Organization and Good Standing. Each Seller has been duly organized and is validly existing as a limited liability company in good standing pursuant to the laws of the State of Florida and the Parent Company has been duly organized and is validly existing as a corporation in good standing pursuant to the law of the State of Nevada, with power and authority to own their properties and to conduct their business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables to be assigned to the Purchaser.

2

B.

Due Qualification. Each Seller and the Parent Company is duly qualified to do business as a foreign limited liability company or foreign corporation, respectively, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of their property or the conduct of their business requires such qualification and where the failure to do so would materially and adversely affect each Seller’s and the Parent Company’s ability to assign the Receivables or to perform each Seller’s and the Parent Company’s obligations hereunder.

C.

Power and Authority. Each Seller and the Parent Company has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof. Each Seller and the Parent Company has full power and authority to sell and assign the Receivables to be sold and assigned to the Purchaser hereunder and the execution, delivery and performance of this Agreement has been duly authorized by each Seller and the Parent Company.

D.

No Consent Required. Each Seller and the Parent Company is not required to obtain the consent of any other person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement.

E.

Right, Title and Interest in Receivables. Each Seller and the Parent Company represents it has not assigned, hypothecated or otherwise conveyed their right, title, and interest in the Receivables to any person or entity other than the Purchaser.

F.

Valid Sale; Binding Obligations. This Agreement has been duly executed and delivered, shall affect a valid sale and assignment of the Receivables to the Purchaser, enforceable against each Seller and the Parent Company and creditors of, and purchasers from, each Seller and the Parent Company. This Agreement constitutes a legal, valid and binding obligation of each Seller and the Parent Company enforceable in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

G.

No Violation. The execution, delivery and performance by each Seller and the Parent Company of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of, any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of organization or operating agreement of each Seller and the Parent Company, or any indenture, agreement, mortgage, deed of trust or other instrument to which each Seller or the Parent Company is a party or by which they are bound or to which any of their properties are subject, or result in the creation or imposition of any lien upon any of their properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to each Seller and the Parent Company or their properties, of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over each Seller and the Parent Company or any of its properties.

H.

No Proceedings. There are no proceedings or investigations pending or, to each Seller’s and the Parent Company’s knowledge, threatened against each Seller or the Parent Company, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over each Seller or the Parent Company or their properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by each Seller and the Parent Company of their obligations under, or the validity or enforceability of, this Agreement or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, or similar tax upon, the sale and assignment of the Receivables hereunder.

I.

Receivables. The Receivables are valid and due and owing, the Receivables have not previously been assigned and there are no defaults with respect to any of the Receivables.

3

J.

Receivable Payments. For the last two (2) months prior to the execution of this Agreement, the Sellers and the Parent Company have received an average of fifty thousand ($50,000) dollars each week from the various insurance companies for services provided by the Sellers and the Parent Company.

K.

True Sale. The Receivables are being assigned with the intention of removing them from each Seller’s and the Parent Company’s estates pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

L.

Survival. The covenants, representations and warranties made by each Seller and the Parent Company in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein, it being agreed and understood that each of such covenants, representations and warranties is of the essence to this Agreement and the same shall be binding upon each Seller and the Parent Company and inure to the Purchaser and its heirs, successors and assigns.

7.

Purchaser’s Representations, Warranties and Covenants. The Purchaser represents, warrants and covenants that:

A.

Organization and Good Standing. The Purchaser has been duly organized and is validly existing and in good standing as a limited liability company pursuant to the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire the Receivables.

B.

Due Qualification. The Purchaser is duly qualified to do business as a foreign limited liability company, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification and where the failure to do so would materially and adversely affect the Purchaser’s ability to acquire the Receivables or to perform the Purchaser’s obligations hereunder.

C.

Power and Authority. The Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof. The Purchaser has full power and authority to acquire the Receivables to be sold and assigned to the Purchaser hereunder and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser.

D.

No Consent Required. The Purchaser is not required to obtain the consent of any other person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement.

E.

Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

F.

No Violation. The execution, delivery and performance by the Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, or lapse of time) a default under, the articles of organization or operating agreement of the Purchaser, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation, applicable to the Purchaser or its properties, of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

4

G.

No Proceedings. There are no proceedings or investigations pending, or, to the Purchaser’s knowledge, threatened against the Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, or similar tax upon, the sale and assignment of the Receivables hereunder.

H.

Survival. The covenants, representations and warranties made by the Purchaser in or in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein, it being agreed and understood that each of such covenants, representations and warranties is of the essence to this Agreement and the same shall be binding upon the Purchaser and inure to the Sellers and their heirs, successors and assigns.

8.

Other Liens or Interests.

Except for the conveyances hereunder, the Sellers and the Parent Company shall not sell, pledge or assign to any other person, or grant, create, incur, assume or suffer to exist any lien on the Receivables or any interest therein and the Sellers and the Parent Company shall defend the right, title, and interest of the Purchaser in and to the Receivables and against all claims of third parties claiming through or under the Sellers or the Parent Company.

9.

Indemnification.

A.

The Purchaser shall be entitled to the rights of indemnification provided in this Article “9” of this Agreement, if, the Purchaser is or is threatened to be made, a party to any proceeding, other than a proceeding by or in the right of the Sellers and the Parent Company. Pursuant to this Article “9” of this Agreement, the Purchaser shall be indemnified against expenses, including, without limitation, amounts paid in an approved settlement, as well as any judgments, fines and penalties levied or awarded against the Purchaser in connection with such proceeding or any claim, issue or matter therein.

B.

Notwithstanding any other provision of this Agreement, to the extent that the Purchaser is a party to any proceeding, the Purchaser shall be indemnified against all expenses actually and reasonably incurred by the Purchaser or on the Purchaser’s behalf in connection therewith.

10.

Miscellaneous.

A.

Headings. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

B.

Enforceability. If any provision which is contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

C.

Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, postage prepaid or (ii) overnight delivery with confirmation of delivery as follows:

5

If to the Sellers:

Partners Imaging Center of Charlotte, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

Partners Imaging Center of Naples, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

Partners Imaging Center of Venice, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

with a copy to:

Golenbock Eiseman Assor Bell & Peskoe

437 Madison Avenue - 40th Floor

New York, New York 10022

Attn: Andrew Hudders, Esq.

Facsimile No.:  (212) 754-0330

E-Mail: ahudders@golenbock.com

If to the Parent Company:

Medical Imaging Corp.

848 N. Rainbow Boulevard, Suite 2949

Las Vegas, Nevada 89107

Attn: Mitchell Geisler, CEO

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

with a copy to:

Golenbock Eiseman Assor Bell & Peskoe

437 Madison Avenue - 40th Floor

New York, New York 10022

Attn: Andrew Hudders, Esq.

Facsimile No.:  (212) 754-0330

E-Mail: ahudders@golenbock.com

If to the Purchaser:

Assurance Funding Solutions, LLC

P.O. Box 771

New York, NY 10150

Facsimile No.:

E-mail address:

with a copy to:

Mintz & Fraade, P.C.

488 Madison Avenue, Suite 1100

New York, NY  10022

Attn: Frederick M. Mintz, Esq.

Facsimile No.: (212) 486-0701

E-mail address: FMM@mintzfraade.com

6

or in each case to such other address as shall have last been furnished by like notice. If all of the methods of notice set forth in this Paragraph “C” of this Article “10” of this Agreement are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be. Any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

D.

Governing Law; Disputes. In view of the fact that: (i) Each Seller is a limited liability company formed pursuant to the laws of the State of Florida; (ii) the Parent Company is a corporation formed pursuant to the laws of the state of Nevada (iii) the Purchaser is a limited liability company formed pursuant to the laws of the State of Delaware; and (iv) the Purchaser’s principal office is located in the State of New York, in order to avoid the question of which state law shall be applicable, the Parties agree that:

(i)

This Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law. (In addition, the Parties agree that pursuant to Section 5-1401 of the General Obligations Law of New York, if applicable, this Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law.)

(ii)

The parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of New York, County of New York, as properly having venue in any action or proceeding in relation to this Agreement. The Parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York, County of New York, any service of process may be effectuated upon any of them by certified mail, return receipt requested. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby knowingly, voluntarily and intentionally waive (to the extent permitted by applicable law) any right he, she or it may have to a trial by jury of any dispute arising under or relating to this Agreement and agree that any such dispute shall, at the option of any party, be tried before a judge sitting without a jury.

(iii)

The parties agree, further, that the prevailing party in any action between the parties shall be entitled to such costs and attorney’s fees, if any, in connection with such action.

E.

Construction. Each of the parties to this Agreement hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

F.

Entire Agreement. This Agreement and all documents and instruments referred to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

G.

Third Party Beneficiaries. This Agreement and all documents and instruments referred to herein are not intended to confer upon any person (other than the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns) any legal or equitable right or remedy of any nature whatsoever pursuant to or by reason of this Agreement.

H.

Further Assurances. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

I.

Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

7

J.

Non-Waiver. Except as otherwise expressly provided in this Agreement, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

K.

Modifications. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, signed by all of the parties to this Agreement.

L.

Exhibits. All Exhibits annexed or attached to this Agreement are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

M.

Severability.  The provisions of this Agreement shall be deemed separable.  Therefore, if any part of this Agreement is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Agreement; provided, however, that if the part or parts which are void, invalid or unenforceable as aforesaid shall substantially impair the value of this whole Agreement to any party, that party may cancel, and terminate the Agreement by giving written notice to the other party.

N.

No Assignment. The parties hereby agree that the obligations under this Agreement shall not be transferred or assigned to any third parties without the prior written consent of each party to this Agreement.

O.

Facsimile and E-mail Signatures. Any signature which is delivered via facsimile or via E-mail in portable document format (“.pdf”) shall be deemed to be an original and have the same force and effect as if such facsimile or .pdf signature were the original thereof.

P.

Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Assurance Funding Solutions, LLC

By:

Name, Title

Partners Imaging Center of Charlotte, LLC

By:
Mitchell Geisler, President

8

Partners Imaging Center of Naples, LLC

By:
Mitchell Geisler, President

Partners Imaging Center of Venice, LLC

By:
Mitchell Geisler, President

Medical Imaging Corp.

By:
Mitchell Geisler, CEO

9

PURCHASE AGREEMENT

This Purchase Agreement (the “Agreement”), dated as of the 18th day of September 2015, by and among Assurance Funding Solutions, LLC, a Delaware limited liability company with an address at P.O. Box 771, New York, New York 10150 (the “Purchaser”), Partners Imaging Center of Charlotte, LLC (“Charlotte”), a Florida limited liability company with an address at 4161 Tamiami Trail, Suite 204, Port Charlotte, Florida 33952, Partners Imaging Center of Naples, LLC (“Naples”), a Florida limited liability company with an address at 730 Goodlette Road North, Suite 101, Naples, Florida 34102, Partners Imaging Center of Venice, LLC (“Venice”), a Florida limited liability company with an address at 842 Sunset Lake Boulevard, Suite 301, Venice, Florida 34292 (Charlotte, Naples and Venice are hereinafter collectively referred to as the “Sellers”), and Medical Imaging Corp., a Nevada corporation with an address at 848 N. Rainbow Boulevard, Suite 2949, Las Vegas, Nevada 89107 (the “Parent Company”; the Purchaser, the Sellers and the Parent Company are hereinafter collectively referred to as the “Parties”).

WITNESSETH

WHEREAS, the Purchaser has agreed to purchase from the Sellers, and the Sellers and the Parent Company have agreed to cause to be paid to the Purchaser payments which are due to the Sellers from insurance companies pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing recital, which shall be considered an integral part of this Agreement, in consideration of the representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt,  sufficiency and adequacy of which is hereby acknowledged:

IT IS AGREED:

1.

Recitals.

The Parties hereto adopt as a part of this Agreement the recital which is set forth in the WHEREAS clauses, and agree that such recital shall be binding upon the Parties hereto by way of contract and not merely by way of recital or inducement. Such WHEREAS clause is hereby confirmed and ratified as being true and accurate by each Party to this Agreement.

2.

Purchase and Conveyance of the Receivables.

A.

Simultaneously with the execution of this Agreement, the Purchaser shall pay to the Sellers and the Parent Company one hundred and twenty five thousand ($125,000) dollars (the “Purchase Price”) to purchase one hundred and sixty nine thousand ($169,000) dollars of Receivables (hereinafter defined).

The Purchase Price shall be disbursed as follows:

(i)

One hundred twenty five thousand ($125,000) dollars to be paid to the Sellers;

B.

The Sellers and the Parent Company hereby sell, assign, and otherwise convey to the Purchaser, and the Purchaser hereby purchases, all right, title and interest of the Sellers in and to payments of $169,000,00 which are due to the Sellers from various insurance companies and which are required to be paid to the Purchaser (the “Receivables”).

C.

It is the intention of each of the Parties that the assignment contemplated by this Agreement shall constitute a sale of the Receivables by the Sellers to the Purchaser, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to the Receivables shall not be part of the Sellers’ or the Parent Company’s estate pursuant to Section 541 of the Bankruptcy Code in the event of the filing of a bankruptcy petition by or against the Sellers or the Parent Company under any bankruptcy or similar law.

3.

Closing Date.

The sale and purchase of the Receivables shall occur upon September 22nd, 2015 (the “Closing Date”).

4.

Payment.

A.

The Sellers shall pay to the Purchaser an aggregate of one hundred twenty five thousand ($125,000) dollars of the Receivables received from insurance companies. The Sellers and the Parent Company guarantee that the Purchaser shall receive thirteen thousand ($13,000) dollars per week from the Processor for thirteen (13) weeks.

B.

Upon the Closing Date, the Sellers shall deliver to the Purchaser by Federal Express thirteen (13) postdated checks, each in the amount of thirteen thousand ($13,000) dollars, dated and payable each Tuesday as follows:

(i)

January 12, 2016

(ii)

January 19, 2016

(iii)

January 26, 2016

(iv)

February 2, 2016

(v)

February 9, 2016

(vi)

February 16, 2016

(vii)

February 23, 2016

(viii)

March 1, 2016

(ix)

March 8, 2016

(x)

March 15, 2016

(xi)

March 22, 2016

(xii)

March 29, 2016

(xiii)

April 5, 2016

5.

Default.

If, for any reason, one or more of the thirteen (13) weekly checks is not paid upon timely presentment, the Sellers shall pay to the Purchaser a late fee of an additional one thousand ($1,000) dollars per business day until the payment evidenced by such check is made in full. Late payment, including all late fees, may be made via wire transfer.

6.

The Sellers’  and the Parent  Company’s Representations,  Warranties and  Covenants.   Each Seller and the Parent Company, jointly and severally, represents, warrants and covenants that:

A.

Organization and Good Standing. Each Seller has been duly organized and is validly existing as a limited liability company in good standing pursuant to the laws of the State of Florida and the Parent Company has been duly organized and is validly existing as a corporation in good standing pursuant to the law of the State of Nevada, with power and authority to own their properties and to conduct their business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables to be assigned to the Purchaser.

B.

Due Qualification. Each Seller and the Parent Company is duly qualified to do business as a foreign limited liability company or foreign corporation, respectively, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of their property or the conduct of their business requires such qualification and where the failure to do so would materially and adversely affect each Seller’s and the Parent Company’s ability to assign the Receivables or to perform each Seller’s and the Parent Company’s obligations hereunder.

C.

Power and Authority. Each Seller and the Parent Company has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof. Each Seller and the Parent Company has full power and authority to sell and assign the Receivables to be  sold and assigned to the Purchaser hereunder and the execution, delivery and performance of this Agreement has been duly authorized by each Seller and the Parent Company.

D.

No Consent Required. Each Seller and the Parent Company is not required to obtain the consent of any other person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement.

E.

Right, Title and Interest in Receivables. Each Seller and the Parent Company represents it has not assigned, hypothecated or otherwise conveyed their right, title, and interest in  the Receivables to any person or entity other than the Purchaser.

F.

Valid Sale; Binding Obligations. This Agreement has been duly executed and delivered, shall affect a valid sale and assignment of the Receivables to the Purchaser, enforceable against each Seller and the Parent Company and creditors of, and purchasers from, each Seller and the Parent Company. This Agreement constitutes a legal, valid and binding obligation of each Seller and the Parent Company enforceable in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

G.

No Violation. The execution, delivery and performance by each Seller and the Parent Company of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of, any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of organization or operating agreement of each Seller and the Parent Company, or any indenture, agreement, mortgage, deed of trust or other instrument to which each Seller or the Parent Company is a party or by which they are bound or to which any of their properties are subject, or result in the creation or imposition of any lien upon any of their properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to each Seller and the Parent Company or their properties, of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over each Seller and the Parent Company or any of its properties.

H.

No Proceedings. There are no proceedings or investigations pending or, to each Seller’s and the Parent Company’s knowledge, threatened against each Seller or the Parent Company, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over each Seller or the Parent Company or their properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by each Seller and the Parent Company of their obligations under, or the validity or enforceability of, this Agreement or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, or similar tax upon, the sale and assignment of the Receivables hereunder.

I.

Receivables. The Receivables are valid and due and owing, the Receivables have not previously been assigned and there are no defaults with respect to any of the Receivables.

J.

Receivable Payments. For the last two (2) months prior to the execution of this Agreement, the Sellers and the Parent Company have received an average of fifty thousand ($50,000) dollars each week from the various insurance companies for services provided by the Sellers and the Parent Company.

K.

True Sale. The Receivables are being assigned with the  intention of removing them from each Seller’s and the Parent Company’s estates pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

L.

Survival. The covenants, representations and warranties made by each Seller and the Parent Company in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein, it being agreed and understood that each of such covenants, representations and warranties is of the essence to this Agreement and the same shall be binding upon each Seller and the Parent Company and inure to the Purchaser and its heirs, successors and assigns.

7.

Purchaser’s Representations, Warranties and Covenants. The Purchaser represents, warrants and covenants that:

A.

Organization and Good Standing. The Purchaser has been duly organized and is validly existing and in good standing as a limited liability company pursuant to the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire the Receivables.

B.

Due Qualification. The Purchaser is duly qualified to do business as a foreign limited liability company, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification and where the failure to do so would materially and adversely affect the Purchaser’s ability to acquire the Receivables or to perform the Purchaser’s obligations hereunder.

C.

Power and Authority. The Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof. The Purchaser has full power and authority to acquire the Receivables to be sold and assigned to the Purchaser hereunder and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser.

D.

No Consent Required. The Purchaser is not required to obtain the consent of any other person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement.

E.

Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

F.

No Violation. The execution, delivery and performance by the Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, or lapse of time) a default under, the articles of organization or operating agreement of the Purchaser, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation, applicable to the Purchaser or its properties, of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

G.

No Proceedings. There are no proceedings or investigations pending, or, to the Purchaser’s knowledge, threatened against the Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, or similar tax upon, the sale and assignment of the Receivables hereunder.

H.

Survival. The covenants, representations and warranties made by the Purchaser in or in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein, it being agreed and understood that each of such covenants, representations and warranties is of the essence to this Agreement and the same shall be binding upon the Purchaser and inure to the Sellers and their heirs, successors and assigns.

8.

Other Liens or Interests.

Except for the conveyances hereunder, the Sellers and the Parent Company shall not sell, pledge or assign to any other person, or grant, create, incur, assume or suffer to exist any lien on the Receivables or any interest therein and the Sellers and the Parent Company shall defend the right, title, and interest of the Purchaser in and to the Receivables and against all claims of third parties claiming through or under the Sellers or the Parent Company.

9.

Indemnification.

A.

The Purchaser shall be entitled to the rights of indemnification provided in this Article “9” of this Agreement, if, the Purchaser is or is threatened to be made, a party to any proceeding, other than a proceeding by or in the right of the Sellers and the Parent Company. Pursuant to this Article “9” of this Agreement, the Purchaser shall be indemnified against expenses, including, without limitation, amounts paid in an approved settlement, as well as any judgments, fines and penalties levied or awarded against the Purchaser in connection with such proceeding or any claim, issue or matter therein.

B.

Notwithstanding any other provision of this Agreement, to the extent that the Purchaser is a party to any proceeding, the Purchaser shall be indemnified against all expenses actually and reasonably incurred by the Purchaser or on the Purchaser’s behalf in connection therewith.

10.

Miscellaneous.

A.

Headings. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

B.

Enforceability. If any provision which is contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

C.

Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, postage prepaid or (ii) overnight delivery with confirmation of delivery as follows:

If to the Sellers:

Partners Imaging Center of Charlotte, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

Partners Imaging Center of Naples, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

Partners Imaging Center of Venice, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

with a copy to:

Golenbock Eiseman Assor Bell & Peskoe

437 Madison Avenue - 40th Floor

New York, New York 10022

Attn: Andrew Hudders, Esq.

Facsimile No.:  (212) 754-0330

E-Mail: ahudders@golenbock.com

If to the Parent Company:

Medical Imaging Corp.

848 N. Rainbow Boulevard, Suite 2949

Las Vegas, Nevada 89107

Attn: Mitchell Geisler, CEO

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

with a copy to:

Golenbock Eiseman Assor Bell & Peskoe

437 Madison Avenue - 40th Floor

New York, New York 10022

Attn: Andrew Hudders, Esq.

Facsimile No.:  (212) 754-0330

E-Mail: ahudders@golenbock.com

If to the Purchaser:

Assurance Funding Solutions, LLC

P.O. Box 771

New York, NY 10150

Facsimile No.:

E-mail address:

with a copy to:

Mintz & Fraade, P.C.

488 Madison Avenue, Suite 1100

New York, NY  10022

Attn: Frederick M. Mintz, Esq.

Facsimile No.: (212) 486-0701

E-mail address: FMM@mintzfraade.com

or in each case to such other address as shall have last been furnished by like notice. If all of the methods of notice set forth in this Paragraph “C” of this Article “10” of this Agreement are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be. Any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

D.

Governing Law; Disputes. In view of the fact that: (i) Each Seller is a limited liability company formed pursuant to the laws of the State of Florida; (ii) the Parent Company is a corporation formed pursuant to the laws of the state of Nevada (iii) the Purchaser is a limited liability company formed pursuant to the laws of the State of Delaware; and (iv) the Purchaser’s principal office is located in the State of New York, in order to avoid the question of which state law shall be applicable, the Parties agree that:

(i)

This Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law. (In addition, the Parties agree that pursuant  to Section 5-1401 of the General Obligations Law of New York, if applicable, this Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law.)

(ii)

The parties hereby consent to and submit to the exclusive jurisdiction of the courts of the State of New York, County of New York, as properly having venue in any action or proceeding in relation to this Agreement. The Parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York, County of New York, any service of process may be effectuated upon any of them by certified mail, return receipt requested. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby knowingly, voluntarily and intentionally waive (to the extent permitted by applicable law) any right he, she or it may have to a trial by jury of any dispute arising under or relating to this Agreement and agree that any such dispute shall, at the option of any party, be tried before a judge sitting without a jury.

(iii)

The parties agree, further, that the prevailing party in any action between the parties shall be entitled to such costs and attorney’s fees, if any, in connection with such action.

E.

Construction. Each of the parties to this Agreement hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall  not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

F.

Entire Agreement. This Agreement and all documents and instruments referred  to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

G.

Third Party Beneficiaries. This Agreement and all documents and instruments referred to herein are not intended to confer upon any person (other than the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns) any legal  or equitable right or remedy of any nature whatsoever pursuant to or by reason of this Agreement.

H.

Further Assurances. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

I.

Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

J.

Non-Waiver. Except as otherwise expressly provided in this Agreement, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

K.

Modifications. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, signed by all of the parties to this Agreement.

L.

Exhibits. All Exhibits annexed or attached to this Agreement are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

M.

Severability.  The provisions of this Agreement shall be deemed separable.  Therefore, if any part of this Agreement is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Agreement; provided, however, that if the part or parts which are void, invalid or unenforceable as aforesaid shall substantially impair the value of this whole Agreement to any party, that party may cancel, and terminate the Agreement by giving written notice to the other party.

N.

No Assignment. The parties hereby agree that the obligations under this Agreement shall not be transferred or assigned to any third parties without the prior written consent of each party to this Agreement.

O.

Facsimile and E-mail Signatures. Any signature which is delivered via facsimile or via E-mail in portable document format (“.pdf”) shall be deemed to be an original and have the same force and effect as if such facsimile or .pdf signature were the original thereof.

P.

Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Assurance Funding Solutions, LLC

By:

Name, Title

Partners Imaging Center of Charlotte, LLC

By:
Mitchell Geisler, President

Partners Imaging Center of Naples, LLC

By:
Mitchell Geisler, President

Partners Imaging Center of Venice, LLC

By:
Mitchell Geisler, President

Medical Imaging Corp.

By:
Mitchell Geisler, CEO

PURCHASE AGREEMENT

This Purchase Agreement (the “Agreement”), dated as of the 16th day of April 2015, by and among Assurance Funding Solutions, LLC, a Delaware limited liability company with an address at P.O. Box 771, New York, New York 10150 (the “Purchaser”), Partners Imaging Center of Charlotte, LLC (“Charlotte”), a Florida limited liability company with an address at 4161 Tamiami Trail, Suite 204, Port Charlotte, Florida 33952, Partners Imaging Center of Naples, LLC (“Naples”), a Florida limited liability company with an address at 730 Goodlette Road North, Suite 101, Naples, Florida 34102, Partners Imaging Center of Venice, LLC (“Venice”), a Florida limited liability company with an address at 842 Sunset Lake Boulevard, Suite 301, Venice, Florida 34292 (Charlotte, Naples and Venice are hereinafter collectively referred to as the “Sellers”), and Medical Imaging Corp., a Nevada corporation with an address at 848 N. Rainbow Boulevard, Suite 2949, Las Vegas, Nevada 89107 (the “Parent Company”; the Purchaser, the Sellers and the Parent Company are hereinafter collectively referred to as the “Parties”).

WITNESSETH

WHEREAS, the Purchaser has agreed to purchase from the Sellers, and the Sellers and the Parent Company have agreed to cause to be paid to the Purchaser payments which are due to the Sellers from insurance companies pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing recital, which shall be considered an integral part of this Agreement, in consideration of the representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt,  sufficiency and adequacy of which is hereby acknowledged:

IT IS AGREED:

1.

Recitals.

The Parties hereto adopt as a part of this Agreement the recital which is set forth in the WHEREAS clauses, and agree that such recital shall be binding upon the Parties hereto by way of contract and not merely by way of recital or inducement. Such WHEREAS clause is hereby confirmed and ratified as being true and accurate by each Party to this Agreement.

2.

Purchase and Conveyance of the Receivables.

A.

Simultaneously with the execution of this Agreement, the Purchaser shall pay to the Sellers and the Parent Company one hundred and fifty thousand ($150,000) dollars (the “Purchase Price”) to purchase one hundred sixty eight thousand ($168,000) dollars of Receivables (hereinafter defined).

The Purchase Price shall be disbursed as follows:

(i)

One hundred fifty-five thousand ($150,000) dollars to be paid to the Sellers;

B.

The Sellers and the Parent Company hereby sell, assign, and otherwise convey to the Purchaser, and the Purchaser hereby purchases, all right, title and interest of the Sellers in and to payments of $168,000,00 which are due to the Sellers from various insurance companies and which are required to be paid to the Purchaser (the “Receivables”).

C.

It is the intention of each of the Parties that the assignment contemplated by this Agreement shall constitute a sale of the Receivables by the Sellers to the Purchaser, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to the Receivables shall not be part of the Sellers’ or the Parent Company’s estate pursuant to Section 541 of the Bankruptcy Code in the event of the filing of a bankruptcy petition by or against the Sellers or the Parent Company under any bankruptcy or similar law.

1

3.

Closing Date.

The sale and purchase of the Receivables shall occur upon  April 17, 2015 (the “Closing Date”).

4.

Payment.

A.

The Sellers shall pay to the Purchaser an aggregate of one hundred sixty eight thousand ($168,000) dollars of the Receivables received from insurance companies. The Sellers and the Parent Company guarantee that the Purchaser shall receive twenty eight thousand ($28,000) dollars per week from the Processor for six (6) weeks.

B.

Upon the Closing Date, the Sellers shall deliver to the Purchaser by Federal Express six (6) postdated checks, each in the amount of twenty eight thousand ($28,000) dollars, dated and payable each Monday as follows:

(i)

June 1, 2015

(ii)

June 8, 2015

(iii)

June 15. 2015

(iv)

June 22, 2015

(v)

June 29, 2015

(vi)

July 6, 2015

5.

Default.

If, for any reason, one or more of the six (6) weekly checks is not paid upon timely presentment, the Sellers shall pay to the Purchaser a late fee of an additional one thousand ($1,000) dollars per business day until the payment evidenced by such check is made in full. Late payment, including all late fees, may be made via wire transfer.

6.

The Sellers’  and the Parent  Company’s Representations,  Warranties and  Covenants.   Each Seller and the Parent Company, jointly and severally, represents, warrants and covenants that:

A.

Organization and Good Standing. Each Seller has been duly organized and is validly existing as a limited liability company in good standing pursuant to the laws of the State of Florida and the Parent Company has been duly organized and is validly existing as a corporation in good standing pursuant to the law of the State of Nevada, with power and authority to own their properties and to conduct their business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables to be assigned to the Purchaser.

B.

Due Qualification. Each Seller and the Parent Company is duly qualified to do business as a foreign limited liability company or foreign corporation, respectively, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of their property or the conduct of their business requires such qualification and where the failure to do so would materially and adversely affect each Seller’s and the Parent Company’s ability to assign the Receivables or to perform each Seller’s and the Parent Company’s obligations hereunder.

C.

Power and Authority. Each Seller and the Parent Company has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof. Each Seller and the Parent Company has full power and authority to sell and assign the Receivables to be  sold and assigned to the Purchaser hereunder and the execution, delivery and performance of this Agreement has been duly authorized by each Seller and the Parent Company.

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D.

No Consent Required. Each Seller and the Parent Company is not required to obtain the consent of any other person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement.

E.

Right, Title and Interest in Receivables. Each Seller and the Parent Company represents it has not assigned, hypothecated or otherwise conveyed their right, title, and interest in  the Receivables to any person or entity other than the Purchaser.

F.

Valid Sale; Binding Obligations. This Agreement has been duly executed and delivered, shall affect a valid sale and assignment of the Receivables to the Purchaser, enforceable against each Seller and the Parent Company and creditors of, and purchasers from, each Seller and the Parent Company. This Agreement constitutes a legal, valid and binding obligation of each Seller and the Parent Company enforceable in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

G.

No Violation. The execution, delivery and performance by each Seller and the Parent Company of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of, any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of organization or operating agreement of each Seller and the Parent Company, or any indenture, agreement, mortgage, deed of trust or other instrument to which each Seller or the Parent Company is a party or by which they are bound or to which any of their properties are subject, or result in the creation or imposition of any lien upon any of their properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to each Seller and the Parent Company or their properties, of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over each Seller and the Parent Company or any of its properties.

H.

No Proceedings. There are no proceedings or investigations pending or, to each Seller’s and the Parent Company’s knowledge, threatened against each Seller or the Parent Company, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over each Seller or the Parent Company or their properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by each Seller and the Parent Company of their obligations under, or the validity or enforceability of, this Agreement or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, or similar tax upon, the sale and assignment of the Receivables hereunder.

I.

Receivables. The Receivables are valid and due and owing, the Receivables have not previously been assigned and there are no defaults with respect to any of the Receivables.

J.

Receivable Payments. For the last two (2) months prior to the execution of this Agreement, the Sellers and the Parent Company have received an average of fifty thousand ($50,000) dollars each week from the various insurance companies for services provided by the Sellers and the Parent Company.

K.

True Sale. The Receivables are being assigned with the  intention of removing them from each Seller’s and the Parent Company’s estates pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

L.

Survival. The covenants, representations and warranties made by each Seller and the Parent Company in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein, it being agreed and understood that each of such covenants, representations and warranties is of the essence to this Agreement and the same shall be binding upon each Seller and the Parent Company and inure to the Purchaser and its heirs, successors and assigns.

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7.

Purchaser’s Representations, Warranties and Covenants. The Purchaser represents, warrants and covenants that:

A.

Organization and Good Standing. The Purchaser has been duly organized and is validly existing and in good standing as a limited liability company pursuant to the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire the Receivables.

B.

Due Qualification. The Purchaser is duly qualified to do business as a foreign limited liability company, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification and where the failure to do so would materially and adversely affect the Purchaser’s ability to acquire the Receivables or to perform the Purchaser’s obligations hereunder.

C.

Power and Authority. The Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof. The Purchaser has full power and authority to acquire the Receivables to be sold and assigned to the Purchaser hereunder and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser.

D.

No Consent Required. The Purchaser is not required to obtain the consent of any other person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement.

E.

Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

F.

No Violation. The execution, delivery and performance by the Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, or lapse of time) a default under, the articles of organization or operating agreement of the Purchaser, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation, applicable to the Purchaser or its properties, of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

G.

No Proceedings. There are no proceedings or investigations pending, or, to the Purchaser’s knowledge, threatened against the Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, or similar tax upon, the sale and assignment of the Receivables hereunder.

H.

Survival. The covenants, representations and warranties made by the Purchaser in or in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein, it being agreed and understood that each of such covenants, representations and warranties is of the essence to this Agreement and the same shall be binding upon the Purchaser and inure to the Sellers and their heirs, successors and assigns.

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8.

Other Liens or Interests.

Except for the conveyances hereunder, the Sellers and the Parent Company shall not sell, pledge or assign to any other person, or grant, create, incur, assume or suffer to exist any lien on the Receivables or any interest therein and the Sellers and the Parent Company shall defend the right, title, and interest of the Purchaser in and to the Receivables and against all claims of third parties claiming through or under the Sellers or the Parent Company.

9.

Indemnification.

A.

The Purchaser shall be entitled to the rights of indemnification provided in this Article “9” of this Agreement, if, the Purchaser is or is threatened to be made, a party to any proceeding, other than a proceeding by or in the right of the Sellers and the Parent Company. Pursuant to this Article “9” of this Agreement, the Purchaser shall be indemnified against expenses, including, without limitation, amounts paid in an approved settlement, as well as any judgments, fines and penalties levied or awarded against the Purchaser in connection with such proceeding or any claim, issue or matter therein.

B.

Notwithstanding any other provision of this Agreement, to the extent that the Purchaser is a party to any proceeding, the Purchaser shall be indemnified against all expenses actually and reasonably incurred by the Purchaser or on the Purchaser’s behalf in connection therewith.

10.

Miscellaneous.

A.

Headings. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

B.

Enforceability. If any provision which is contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

C.

Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, postage prepaid or (ii) overnight delivery with confirmation of delivery as follows:

If to the Sellers:

Partners Imaging Center of Charlotte, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

Partners Imaging Center of Naples, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

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Partners Imaging Center of Venice, LLC

848 N Rainbow Blvd, Suite 2494

Las Vegas, NV 89107

Attn: Mitchell Geisler, President

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

with a copy to:

Golenbock Eiseman Assor Bell & Peskoe

437 Madison Avenue - 40th Floor

New York, New York 10022

Attn: Andrew Hudders, Esq.

Facsimile No.:  (212) 754-0330

E-Mail: ahudders@golenbock.com

If to the Parent Company:

Medical Imaging Corp.

848 N. Rainbow Boulevard, Suite 2949

Las Vegas, Nevada 89107

Attn: Mitchell Geisler, CEO

Facsimile No.:

E-Mail: mitch@medimagingcorp.com

with a copy to:

Golenbock Eiseman Assor Bell & Peskoe

437 Madison Avenue - 40th Floor

New York, New York 10022

Attn: Andrew Hudders, Esq.

Facsimile No.:  (212) 754-0330

E-Mail: ahudders@golenbock.com

If to the Purchaser:

Assurance Funding Solutions, LLC

P.O. Box 771

New York, NY 10150

Facsimile No.:

E-mail address:

with a copy to:

Mintz & Fraade, P.C.

488 Madison Avenue, Suite 1100

New York, NY  10022

Attn: Frederick M. Mintz, Esq.

Facsimile No.: (212) 486-0701

E-mail address: FMM@mintzfraade.com

or in each case to such other address as shall have last been furnished by like notice. If all of the methods of notice set forth in this Paragraph “C” of this Article “10” of this Agreement are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be. Any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

D.

Governing Law; Disputes. In view of the fact that: (i) Each Seller is a limited liability company formed pursuant to the laws of the State of Florida; (ii) the Parent Company is a corporation formed pursuant to the laws of the state of Nevada (iii) the Purchaser is a limited liability company formed pursuant to the laws of the State of Delaware; and (iv) the Purchaser’s principal office is located in the State of New York, in order to avoid the question of which state law shall be applicable, the Parties agree that:

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(i)

This Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law. (In addition, the Parties agree that pursuant  to Section 5-1401 of the General Obligations Law of New York, if applicable, this Agreement shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New York and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York, without giving effect to the principles of conflicts of law.)

(ii)

York, County of New York, as properly having venue in any action or proceeding in relation to this Agreement. The Parties hereby waive personal service of any and all process and specifically consent that in any such action or proceeding brought in the courts of the State of New York, County of New York, any service of process may be effectuated upon any of them by certified mail, return receipt requested. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby knowingly, voluntarily and intentionally waive (to the extent permitted by applicable law) any right he, she or it may have to a trial by jury of any dispute arising under or relating to this Agreement and agree that any such dispute shall, at the option of any party, be tried before a judge sitting without a jury.

(iii)

The parties agree, further, that the prevailing party in any action between the parties shall be entitled to such costs and attorney’s fees, if any, in connection with such action.

E.

Construction. Each of the parties to this Agreement hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall  not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

F.

Entire Agreement. This Agreement and all documents and instruments referred  to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

G.

Third Party Beneficiaries. This Agreement and all documents and instruments referred to herein are not intended to confer upon any person (other than the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns) any legal  or equitable right or remedy of any nature whatsoever pursuant to or by reason of this Agreement.

H.

Further Assurances. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

I.

Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

J.

Non-Waiver. Except as otherwise expressly provided in this Agreement, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

K.

Modifications. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, signed by all of the parties to this Agreement.

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L.

Exhibits. All Exhibits annexed or attached to this Agreement are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

M.

Severability.  The provisions of this Agreement shall be deemed separable.  Therefore, if any part of this Agreement is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Agreement; provided, however, that if the part or parts which are void, invalid or unenforceable as aforesaid shall substantially impair the value of this whole Agreement to any party, that party may cancel, and terminate the Agreement by giving written notice to the other party.

N.

No Assignment. The parties hereby agree that the obligations under this Agreement shall not be transferred or assigned to any third parties without the prior written consent of each party to this Agreement.

O.

Facsimile and E-mail Signatures. Any signature which is delivered via facsimile or via E-mail in portable document format (“.pdf”) shall be deemed to be an original and have the same force and effect as if such facsimile or .pdf signature were the original thereof.

P.

Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Assurance Funding Solutions, LLC

By:

Name, Title

Partners Imaging Center of Charlotte, LLC

By:
Mitchell Geisler, President

Partners Imaging Center of Naples, LLC

By:
Mitchell Geisler, President

Partners Imaging Center of Venice, LLC

By:
Mitchell Geisler, President

Medical Imaging Corp.

By:
Mitchell Geisler, CEO

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Partners Imaging Center of Charlotte, LLC

By: ____________________
Mitchell Geisler, President

Partners Imaging Center of Naples, LLC

By: ____________________
Mitchell Geisler, President

Partners Imaging Center of Venice, LLC

By: ____________________
Mitchell Geisler, President

Medical Imaging Corp.

By: ____________________
Mitchell Geisler, CEO

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N:\Clients\Beryl Zyskind\Accounts Receivable Purchase Agreement v15.doc